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                                                                    Exhibit 10.5

                            ADDITIONAL BANK AGREEMENT

            AGREEMENT, dated August 1, 2000, to the $3,670,000,000 364-Day Credit Agreement dated as of March 28, 2000 (as amended, supplemented or otherwise modified from time to time, the "364-DAY CREDIT AGREEMENT") among THE CIT GROUP, INC., a Delaware corporation (the "COMPANY"), the several banks and other financial institutions from time to time parties thereto (the "BANKS"), CHASE SECURITIES INC., as sole arranger and book manager, BARCLAYS BANK PLC, BANK OF AMERICA, N.A., CITIBANK, N.A. and THE DAI-ICHI KANGYO BANK, LIMITED, as syndication agents and THE CHASE MANHATTAN BANK, as Administrative Agent (in such capacity, the "ADMINISTRATIVE AGENT").

                              W I T N E S S E T H:

            WHEREAS, the 364-Day Credit Agreement provides in subsection 2.1(c) thereof that any bank or financial institution, although not originally a party thereto, may become a party to the 364-Day Credit Agreement in accordance with the terms thereof by entering into a written agreement with the Company and the Administrative Agent in form and substance reasonably satisfactory to the Administrative Agent; and

            WHEREAS, Merrill Lynch Bank USA (the "ADDITIONAL BANK") was not an original party to the 364-Day Credit Agreement but now desires to become a party thereto;

            NOW, THEREFORE, the Additional Bank hereby agrees as follows:

            1. The Additional Bank agrees to be bound by the provisions of the 364-Day Credit Agreement, and agrees that it shall become a Bank for all purposes of the 364-Day Credit Agreement to the same extent as if originally a party thereto, with a Commitment of $50,000,000.

            2. The Additional Bank (a) represents and warrants that it is legally authorized to enter into this Agreement; (b) confirms that it has received a copy of the 364-Day Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 3.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it has made and will, independently and without reliance upon the Administrative Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the 364-Day Credit Agreement or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Administrative Agent to take such action as administrative agent on its behalf and to exercise such powers and discretion under the 364-Day Credit Agreement or any instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the 364-Day Credit Agreement and will

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      perform in accordance with its terms all the obligations which by the terms of the 364-Day Credit Agreement are required to be performed by it as a Bank including, without limitation, its obligations pursuant to subsection 2.19 of the 364-Day Credit Agreement.

            3. The Additional Bank's address for notices for the purposes of the 364-Day Credit Agreement is as follows:

                             Merrill Lynch Bank USA
                             15 W. South Temple
                             Suite 300
                             Salt Lake City, UT 84101
                             Attention: Kevin Imlay
                             Telephone: (801) 526-8310
                             Telecopy: (801) 521-6466

            4. This Agreement will become effective upon receipt by the Administrative Agent of (a) counterparts to this Agreement and (b) a favorable written opinion of counsel for the Company, addressed to the Banks, with respect to the matters set forth in paragraphs 2, 3 and 4 of Exhibit B-1 to the 364-Day Credit Agreement.

            5. Terms defined in the 364-Day Credit Agreement shall have their defined meanings when used herein.

            IN WITNESS WHEREOF, the Additional Bank has caused this Agreement to be executed and delivered by a duly authorized officer on the date first above written.

                                             MERRILL LYNCH BANK USA


                                             By
                                               ---------------------------------
                                              Title: President

Accepted this 1st day of August, 2000:

THE CIT GROUP, INC.


By /s/ Glenn A. Votek
  -------------------------------------
 Title:        GLENN A. VOTEK
          EXECUTIVE VICE PRESIDENT
                 TREASURER

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Accepted this 1st day of August, 2000:

THE CHASE MANHATTAN BANK,
  as Administrative Agent


By
  -------------------------------------
 Title: Vice President